MUNIHOLDINGS
                                                                 FLORIDA INSURED
                                                                 FUND II

                               [GRAPHIC OMITTED]

                                                        STRATEGIC
                                                                 Performance

                                                                 Annual Report
                                                                 June 30, 1999

                      MuniHoldings Florida Insured Fund II

The Benefits and Risks of Leveraging

MuniHoldings Florida Insured Fund II has the ability to leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                             MuniHoldings Florida Insured Fund II, June 30, 1999

DEAR SHAREHOLDER

For the year ended June 30, 1999, the Common Shares of MuniHoldings Florida Insured Fund II earned $0.798 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.64%, based on a month-end per share net asset value of $14.14. Over the same period, the total investment return on the Fund's Common Shares was - 0.13%, based on a change in per share net asset value from $14.97 to $14.14, and assuming reinvestment of $0.817 per share ordinary income dividends and $0.004 per share capital gains distributions.

For the six-month period ended June 30, 1999, the total investment return on the Fund's Common Shares was - 5.00%, based on a change in per share net asset value from $15.30 to $14.14, and assuming reinvestment of $0.398 per share income dividends.

For the six-month period ended June 30, 1999, the Fund's Preferred Shares had an average yield of 3.11% for Series A and 3.24% for Series B.

The Municipal Market Environment

Long-term bond yields moved higher during the first six months of 1999. US Treasury bond yields rose throughout the period as the US economy continued to exhibit considerable strength. An above-trend inflationary report in May coupled with the May announcement by the Federal Reserve Board that it was considering increasing short-term interest rates in order to slow domestic economic growth also contributed to pushing US Treasury bond yields to an 18-month high of over 6.10%. The Federal Reserve Board's return to a neutral policy after the expected increase in short-term interest rates of 25 basis points (0.25%) in late June allowed long-term US Treasury bond yields to decline and close the six-month period ended June 30, 1999 at 5.96%. During the same period, the yield on long-term US Treasury securities rose almost 90 basis points.

For much of early 1999, long-term tax-exempt bond yields remained essentially unchanged. However, in May and June municipal bond yields eventually followed taxable bond yields higher. As measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt revenue bond yields rose more than 35 basis points to end the six-month period at 5.61%, their highest level in 20 months.

The strong technical position that the tax-exempt bond market has enjoyed in recent quarters has continued. Municipal investors are expected to have received as much as $40 billion in June and early July from coupon income, bond maturities and the proceeds from early bond redemptions. The receipt of these assets has coincided with a significant decline in new bond issuance. Over the last six months, over $115 billion in new long-term tax-exempt bonds were issued, a decline of 22% as compared to the first six months of 1998. During the quarter ended June 30, 1999, less than $60 billion in securities were issued by US municipalities, a decline of nearly 25% versus the June 30, 1998 quarter. New-issue volume of $22 billion for the month of June 1999 was 28% lower than June 1998's issuance and the lowest June production since 1996. The combination of reduced issuance and seasonally high reinvestment has produced a very positive supply/demand function for the municipal bond market.

Prior to May 1999, this positive technical position had enabled the tax-exempt bond market to outperform its taxable counterpart. This resulted in a decline of the yield ratio between taxable and tax-exempt bonds. At the end of 1998, long-term uninsured revenue bond yields were in excess of 100% of US Treasury bond yields, far greater than their recent historic range of 85% - 88%. However, by early May, tax-exempt revenue bond yield ratios had declined to nearly 90%. Given the rapid rise in municipal bond yields in recent weeks, this ratio has risen again to nearly 95%. The recent period of volatility has created additional opportunities for long-term investors to purchase tax-exempt bonds at historically attractive yields relative to US Treasury securities.

While the Federal Reserve Board announced that it has no immediate bias toward raising short-term interest rates, we believe that additional US economic growth will result in further action by the Federal Reserve Board. However, additional action by the central bank, coupled with the increases in bond yields seen in recent months, is likely to significantly impact US economic growth. A slowing in US growth by late summer, especially given the continued lack of inflationary pressures, could enable the Federal Reserve Board to avoid additional interest rate adjustments. Without the potential for further Federal Reserve Board action, we would expect interest rates to stabilize at current levels or begin a modest decline.

Portfolio Strategy

At the beginning of 1999, our investment strategy was constructive as we looked for a continuation of the decline in long-term interest rates. We believed the slow growth, low inflation economic environment would continue to provide a positive backdrop for debt securities. In addition, we expected that the tight technical supply/demand environment for municipal bonds would cushion any temporary downward movements in tax-exempt bond prices. Although the domestic economy performed better than we had anticipated, inflation continued to decline year-over-year. Interest rates declined for the first half of the year, enabling the Fund to perform well. During the six months ended June 30, 1999, we shifted to a slightly more neutral posture to seek to maintain an attractive tax-exempt yield while protecting the Fund's net asset value. Although municipal bonds have outperformed their taxable counterparts, total return for the Fund's Common Shares was negatively impacted by the increase in interest rates that occurred during the months of May and June.

Looking forward, we expect to maintain a neutral posture for the balance of 1999, focusing on seeking to enhance the yield to the Fund's Common Shareholders. We believe the backup in long-term interest rates has created an attractive buying opportunity.

In Conclusion

We appreciate your ongoing interest in MuniHoldings Florida Insured Fund II, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager

August 6, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniHoldings Florida Insured Fund II's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.
================================================================================


                                     2 & 3

                             MuniHoldings Florida Insured Fund II, June 30, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                           S&P       Moody's          Face                                                                   Value
STATE                    Ratings     Ratings         Amount    Issue                                                       (Note 1a)
====================================================================================================================================
Florida -- 87.3%           NR*         Aaa          $ 7,000    Broward County, Florida, Housing Finance Authority, S/F
                                                               Mortgage Revenue Refunding Bonds, AMT, Series B, 5.40%
                                                               due 4/01/2029 (b)(c)                                         $  6,798
                           ---------------------------------------------------------------------------------------------------------
                           AAA         NR*            7,500    Charlotte County, Florida, Utility Revenue Refunding
                                                               Bonds, 5% due 10/01/2023 (d)                                    7,096
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            5,500    Dade County, Florida, Water and Sewer System Revenue
                                                               Bonds, 5.25% due 10/01/2026 (d)                                 5,367
                           ---------------------------------------------------------------------------------------------------------
                                                               Escambia County, Florida, HFA, S/F Mortgage Revenue
                                                               Refunding Bonds (Multi-County Program), AMT, Series A
                                                               (b)(c):
                           NR*         Aaa            3,405      5.30% due 10/01/2019                                          3,302
                           NR*         Aaa            4,400      5.35% due 4/01/2031                                           4,237
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            4,500    Florida HFA (Barrington Place), AMT, Series K-1, 5.45%
                                                               due 12/01/2037 (a)                                              4,429
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa            6,530    Florida HFA, Revenue Refunding Bonds, RITR, AMT, Series
                                                               12, 7.57% due 7/01/2029 (e)(f)                                  6,968
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            1,945    Florida Housing Finance Corporation, Revenue Refunding
                                                               Bonds (Homeowner Mortgage), AMT, Series 2, 5.35% due
                                                               1/01/2021 (e)                                                   1,904
                           ---------------------------------------------------------------------------------------------------------
                                                               Florida Housing Finance Corporation, Revenue Refunding
                                                               Bonds (Homeowner Mortgage), Series 1 (e):
                           AAA         Aaa            2,240      5.15% due 1/01/2014                                           2,191
                           AAA         Aaa            1,930      5.15% due 7/01/2014                                           1,882
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            5,500    Florida Ports Financing Commission Revenue Bonds (State
                                                               Transportation Trust Fund), AMT, 5.375% due 6/01/2027 (e)       5,387
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa            1,700    Florida State Governmental Utility Authority, Utility
                                                               Revenue Bonds (Barefoot Bay Utility System), 5% due
                                                               10/01/2029 (a)                                                  1,594
                           ---------------------------------------------------------------------------------------------------------
                                                               Florida State Turnpike Authority, Turnpike Revenue Bonds
                                                               (Department of Transportation), Series A (d):
                           AAA         Aaa            4,250      5% due 7/01/2021                                              4,036
                           AAA         Aaa           10,000      4.50% due 7/01/2027                                           8,669
                           ---------------------------------------------------------------------------------------------------------
                           A-          Baa1           3,400    Highlands County, Florida, Health Facilities Authority
                                                               Revenue Bonds (Adventist Health Systems), 5.25% due
                                                               11/15/2028                                                      3,093
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa           10,000    Hillsborough County, Florida, School Board, COP, RITR,
                                                               Series 31, 6.57% due 7/01/2021 (e)(f)                           9,885
                           ---------------------------------------------------------------------------------------------------------
                           AAA         NR*            5,000    Jacksonville, Florida, Health Facilities Authority,
                                                               Hospital Revenue Bonds (Charity Obligation Group), Series
                                                               C, 5.375% due 8/15/2029 (e)                                     4,901
                           ---------------------------------------------------------------------------------------------------------
                                                               Lakeland, Florida, Electric and Water Revenue Refunding
                                                               Bonds, Series A (e):
                           AAA         Aaa            2,500      5% due 10/01/2018                                             2,404
                           AAA         Aaa            2,500      5% due 10/01/2028                                             2,347
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa              970    Lee County, Florida, Housing Finance Authority, S/F
                                                               Mortgage Revenue Refunding Bonds, AMT, Series A-2, 6.30%
                                                               due 3/01/2029 (b)(c)(i)(j)                                      1,057
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa            5,000    Miami-Dade County, Florida, Public Service Tax Revenue
                                                               Bonds (UMSA Public Improvements), 5% due 10/01/2023 (g)         4,731
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            6,320    Miami-Dade County, Florida, Water and Sewer Revenue
                                                               Bonds, Series A, 5% due 10/01/2029 (d)                          5,918
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            2,345    North Springs, Florida, Improvement District, Water
                                                               Management, GO, Refunding, 5% due 5/01/2019 (e)                 2,240
                           ---------------------------------------------------------------------------------------------------------
                           AAA         NR*            4,015    Orange County, Florida, HFA, M/F Revenue Bonds (Metro
                                                               Place Apartments), AMT, Series A, 5.375%
                                                               due 10/01/2030 (b)                                              3,970
                           ---------------------------------------------------------------------------------------------------------
                           AAA         NR*            4,965    Orange County, Florida, HFA, S/F Mortgage Revenue Bonds,
                                                               AMT, Series B, 5.875% due 3/01/2028 (b)(c)                      5,087
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa            7,650    Orange County, Florida, School Board, COP, Refunding
                                                               Bonds, Series A, 5.375% due 8/01/2022 (e)                       7,604
                           ---------------------------------------------------------------------------------------------------------
                                                               Orlando and Orange County Expressway Authority, Florida,
                                                               Expressway Revenue Refunding Bonds, Junior Lien (d):
                           AAA         Aaa            1,500      5% due 7/01/2021                                              1,423
                           AAA         Aaa            5,000      5% due 7/01/2028                                              4,709
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            6,000    Orlando, Florida, Greater Orlando Aviation Authority,
                                                               Airport Facilities Revenue Bonds, AMT, Series A, 5.125%
                                                               due 10/01/2028 (d)                                              5,691
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa            5,000    Osceola County, Florida, Sales Tax Revenue Bonds, 5% due
                                                               4/01/2019 (g)                                                   4,788
                           ---------------------------------------------------------------------------------------------------------
                           AAA         NR*            3,000    Peace River/Manasota, Florida, Regional Water Supply
                                                               Authority, Revenue Refunding Bonds (Peace River Option
                                                               Project), Series A, 5.20% due 10/01/2018 (e)                    2,938
                           ---------------------------------------------------------------------------------------------------------
                           A1+         VMIG1+           900    Pinellas County, Florida, Health Facilities Authority,
                                                               Revenue Refunding Bonds (Pooled Hospital Loan Program),
                                                               DATES, 4% due 12/01/2015 (a)(h)                                   900
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            3,750    Saint John's County, Florida, Sales Tax Revenue Refunding
                                                               Bonds, 5% due 10/01/2019 (d)                                    3,588
                           ---------------------------------------------------------------------------------------------------------
                           NR*         Aaa            5,000    Saint Petersburg, Florida, Public Utilities Revenue
                                                               Bonds, Series A, 5% due 10/01/2028 (g)                          4,693
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            5,000    Sarasota County, Florida, Public Hospital Board, Revenue
                                                               Refunding Bonds (Sarasota Memorial Hospital), Series B,
                                                               5.25% due 7/01/2024 (e)                                         4,898
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            8,430    Seminole County, Florida, School Board, COP, Series A, 5%
                                                               due 7/01/2023 (e)                                               7,979
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa           10,000    Sunrise Lakes, Florida, Phase 4 Recreation District,
                                                               Refunding Bonds, GO, 5.25% due 8/01/2024 (a)                    9,768
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa           14,350    Tampa, Florida, Sports Authority Revenue Bonds
                                                               (Local Option Sales Tax -- Stadium Project),
                                                               5.25% due 1/01/2027 (e)                                        14,003
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            1,720    Tampa, Florida, Water and Sewer Revenue Refunding Bonds,
                                                               5.125% due 10/01/2017 (d)                                       1,685
====================================================================================================================================
Illinois -- 4.2%           AAA         Aaa            9,200    Metropolitan Pier and Exposition Authority, Illinois,
                                                               Dedicated State Tax Revenue Refunding Bonds (McCormick
                                                               Place Expansion Project), Series A, 5.25% due 6/15/2027 (a)     8,810
====================================================================================================================================
Massachusetts -- 3.1%      AAA         Aaa            6,750    Massachusetts State Turnpike Authority, Metropolitan
                                                               Highway System Revenue Refunding Bonds, Sub-Series B,
                                                               5.25% due 1/01/2029 (e)                                         6,467
====================================================================================================================================
Pennsylvania -- 0.9%       NR*         Aaa            2,050    Beaver County, Pennsylvania, GO, Refunding, 5.30% due
                                                               10/01/2026 (e)                                                  1,989
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund II's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
GO       General Obligation Bonds
HFA      Housing Finance Agency
M/F      Multi-Family
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


                                     4 & 5

                             MuniHoldings Florida Insured Fund II, June 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                           S&P       Moody's          Face                                                                   Value
STATE                    Ratings     Ratings         Amount    Issue                                                       (Note 1a)
====================================================================================================================================
Texas -- 5.2%              A1+         NR*          $   800    Harris County, Texas, Health Facilities Development
                                                               Corporation, Hospital Revenue Refunding Bonds (Methodist
                                                               Hospital), VRDN, 4% due 12/01/2025 (h)                       $   800
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            6,000    Houston, Texas, Water and Sewer System Revenue Refunding
                                                               Bonds, Junior Lien, Series A, 5.25% due 12/01/2025 (d)         5,768
                           ---------------------------------------------------------------------------------------------------------
                           AAA         Aaa            4,500    Matagorda County, Texas, Navigation District Number 1
                                                               Revenue Refunding Bonds (Reliant Energy Inc.), Series A,
                                                               5.25% due 6/01/2026 (a)                                        4,312
====================================================================================================================================
Puerto Rico -- 0.9%        AAA         Aaa            2,000    Puerto Rico Commonwealth, GO, Refunding, 5.25% due
                                                               7/01/2018 (e)                                                  2,000
====================================================================================================================================
                           Total Investments (Cost -- $220,579) -- 101.6%                                                   214,306
                           Variation Margin on Financial Futures Contracts** -- (0.1%)                                         (245)
                           Liabilities in Excess of Other Assets -- (1.5%)                                                   (3,085)
                                                                                                                           --------
                           Net Assets -- 100.0%                                                                            $210,976
                                                                                                                           ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FNMA Collateralized.
(c)   GNMA Collateralized.
(d)   FGIC Insured.
(e)   MBIA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1999.
(g)   FSA Insured.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1999.
(i)   FHLMC Collateralized.
(j) Security held as collateral in connection with open financial futures contracts.

      See Notes to Financial Statements.

*     Not rated.
**    Financial futures contracts sold as of June 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                  (in Thousands)
--------------------------------------------------------------------------------
Number of                                        Expiration           Value
Contracts          Issue                            Date         (Notes 1a & 1b)
--------------------------------------------------------------------------------
   280          US Treasury                    September 1999            $32,454
                   Bonds
--------------------------------------------------------------------------------
(Total Contract Price -- $31,954)                                        $32,454
                                                                         =======
--------------------------------------------------------------------------------
+     Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

Quality Profile

The quality ratings of securities in the Fund as of June 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................     99.3%
A/A ...............................................................      1.5
Other+ ............................................................      0.8
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                  As of June 30, 1999
====================================================================================================================================
Assets:           Investments, at value (identified cost -- $220,578,523) (Note 1a)...............                     $214,305,974
                  Cash............................................................................                          104,628
                  Receivables:
                    Interest......................................................................    $ 3,861,262
                    Securities sold...............................................................      3,118,367         6,979,629
                                                                                                     ------------
                  Deferred organization expenses (Note 1e)........................................                           12,429
                  Prepaid expenses and other assets...............................................                           12,590
                                                                                                                       ------------
                  Total assets....................................................................                      221,415,250
                                                                                                                       ------------
====================================================================================================================================
Liabilities:      Payables:
                    Securities purchased..........................................................      9,779,913
                    Variation margin (Note 1b)....................................................        245,000
                    Dividends to shareholders (Note 1f)...........................................        148,613
                    Investment adviser (Note 2)...................................................         89,752
                    Offering costs (Note 1e)......................................................         55,000        10,318,278
                                                                                                     ------------
                  Accrued expenses and other liabilities..........................................                          121,092
                                                                                                                       ------------
                  Total liabilities...............................................................                       10,439,370
                                                                                                                       ------------
====================================================================================================================================
Net Assets:       Net assets......................................................................                     $210,975,880
====================================================================================================================================
Capital:          Capital Shares (unlimited number of shares of beneficial interest authorized)
                    (Note 4):
                    Preferred Shares, par value $.10 per share (3,440 shares of AMPS* issued and
                      outstanding at $25,000 per share liquidation preference) ...................                     $ 86,000,000
                    Common Shares, par value $.10 per share (8,840,687 shares issued and
                      outstanding)................................................................   $    884,069
                  Paid-in capital in excess of par................................................    130,634,369
                  Undistributed investment income -- net..........................................        705,318
                  Accumulated realized capital losses on investments -- net.......................       (151,674)
                  Accumulated distributions in excess of realized capital gains on investments --
                    net (Note 1f).................................................................       (323,966)
                  Unrealized depreciation on investments -- net...................................     (6,772,236)
                                                                                                     ------------
                  Total -- Equivalent to $14.14 net asset value per Common Share
                    (market price -- $12.9375)....................................................                      124,975,880
                                                                                                                       ------------
                  Total capital...................................................................                     $210,975,880
                                                                                                                       ============
====================================================================================================================================

*     Auction Market Preferred Shares.

      See Notes to Financial Statements.


                                     6 & 7

                             MuniHoldings Florida Insured Fund II, June 30, 1999

STATEMENT OF OPERATIONS

                  For the Year Ended June 30, 1999
====================================================================================================================================
Investment        Interest and amortization of premium and discount earned........................                     $ 11,420,060
Income
(Note 1d):
====================================================================================================================================
Expenses:         Investment advisory fees (Note 2)...............................................   $  1,212,392
                  Commission fees (Note 4)........................................................        198,083
                  Professional fees...............................................................         68,921
                  Accounting services (Note 2)....................................................         38,560
                  Transfer agent fees.............................................................         31,372
                  Printing and shareholder reports................................................         21,426
                  Trustees' fees and expenses.....................................................         20,064
                  Custodian fees..................................................................         19,371
                  Listing fees....................................................................         16,431
                  Pricing fees....................................................................          7,016
                  Amortization of organization expenses (Note 1e).................................          3,398
                  Other...........................................................................          7,440
                                                                                                     ------------
                  Total expenses before reimbursement.............................................      1,644,474
                  Reimbursement of expenses (Note 2)..............................................      (124,545)
                                                                                                     ------------
                  Total expenses after reimbursement..............................................                        1,519,929
                                                                                                                       ------------
                  Investment income -- net .......................................................                        9,900,131
                                                                                                                       ------------
====================================================================================================================================
Realized &        Realized gain on investments -- net.............................................                          337,624
Unrealized Gain   Change in unrealized appreciation/depreciation on investments -- net............                       (7,527,700)
(Loss) on                                                                                                              ------------
Investments --    Net Increase in Net Assets Resulting from Operations............................                     $  2,710,055
Net (Notes 1b,                                                                                                         ============
1d & 3):
====================================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Year   For the Period
                                                                                                        Ended       Feb. 25, 1998+
                  Increase (Decrease) in Net Assets:                                                June 30, 1999  to June 30, 1998
===================================================================================================================================
Operations:       Investment income -- net........................................................   $  9,900,131      $ 3,487,407
                  Realized gain (loss) on investments -- net......................................        337,624         (489,175)
                  Change in unrealized appreciation/depreciation on investments -- net............     (7,527,700)         755,464
                                                                                                     ------------      ------------
                  Net increase in net assets resulting from operations............................      2,710,055         3,753,696
                                                                                                     ------------      ------------
===================================================================================================================================
Dividends &       Investment income -- net:
Distributions to    Common Shares.................................................................     (7,040,096)       (1,961,155)
Shareholders        Preferred Shares..............................................................     (2,721,298)         (959,794)
(Note 1f):        In excess of realized gain on investments -- net:
                    Common Shares.................................................................       (223,828)               --
                    Preferred Shares..............................................................       (100,138)               --
                                                                                                     ------------      ------------
                  Net decrease in net assets resulting from dividends and distributions to
                    shareholders..................................................................    (10,085,360)       (2,920,949)
                                                                                                     ------------      ------------
===================================================================================================================================
Beneficial        Net proceeds from issuance of Common Shares.....................................             --       132,000,000
Interest          Proceeds from issuance of Preferred Shares......................................             --        86,000,000
Transactions      Value of shares issued to Common Shareholders in reinvestment of dividends......             --           509,781
(Notes 1e & 4):   Offering costs resulting from the issuance of Common Shares.....................             --          (294,647)
                  Offering and underwriting costs resulting from the issuance of Preferred Shares.             --          (796,701)
                                                                                                     ------------      ------------
                  Net increase in net assets derived from beneficial interest transactions........             --       217,418,433
                                                                                                     ------------      ------------
===================================================================================================================================
Net Assets:       Total increase (decrease) in net assets.........................................     (7,375,305)      218,251,180
                  Beginning of period.............................................................    218,351,185           100,005
                                                                                                     ------------      ------------
                  End of period*..................................................................   $210,975,880      $218,351,185
                                                                                                     ============      ============
===================================================================================================================================
               *  Undistributed investment income -- net (Note 1g)................................   $    705,318      $    566,458
                                                                                                     ============      ============
===================================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.


                                     8 & 9

                             MuniHoldings Florida Insured Fund II, June 30, 1999

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been derived
                      from information provided in the financial statements.                        For the Year   For the Period
                                                                                                        Ended       Feb. 25, 1998+
                      Increase (Decrease) in Net Asset Value:                                       June 30, 1999  to June 30, 1998
===================================================================================================================================
Per Share             Net asset value, beginning of period........................................   $   14.97         $   15.00
Operating                                                                                            ---------         ---------
Performance:          Investment income -- net....................................................        1.13               .39
                      Realized and unrealized gain (loss) on investments -- net...................        (.81)              .04
                                                                                                     ---------         ---------
                      Total from investment operations............................................         .32               .43
                                                                                                     ---------         ---------
                      Less dividends to Common Shareholders:
                        Investment income -- net..................................................        (.80)             (.22)
                        In excess of realized gain on investments -- net..........................        (.03)               --
                                                                                                     ---------         ---------
                      Total dividends and distributions to Common Shareholders....................        (.83)             (.22)
                                                                                                     ---------         ---------
                      Capital charge resulting from issuance of Common Shares.....................          --              (.04)
                                                                                                     ---------         ---------
                      Effect of Preferred Share activity:++
                        Dividends to Preferred Shareholders:
                          Investment income -- net................................................        (.31)             (.11)
                          In excess of realized gain on investments -- net........................        (.01)               --
                        Capital charge resulting from issuance of Preferred Shares................          --              (.09)
                                                                                                     ---------         ---------
                      Total effect of Preferred Share activity....................................        (.32)             (.20)
                                                                                                     ---------         ---------
                      Net asset value, end of period..............................................   $   14.14         $   14.97
                                                                                                     =========         =========
                      Market price per share, end of period.......................................   $ 12.9375         $   15.50
                                                                                                     =========         =========
====================================================================================================================================
Total Investment      Based on market price per share.............................................      (11.75%)            4.87%@
Return:**                                                                                            =========         =========
                      Based on net asset value per share..........................................        (.13%)            1.29%@
                                                                                                     =========         =========
====================================================================================================================================
Ratios Based on       Expenses, net of reimbursement***...........................................        1.13%              .35%*
Average Net                                                                                          =========         =========
Assets Of             Total expenses***...........................................................        1.22%             1.10%*
Common Shares:                                                                                       =========         =========
                      Total investment income -- net***...........................................        7.36%             7.26%*
                                                                                                     =========         =========
                      Amount of dividends to Preferred Shareholders...............................        2.02%             2.00%*
                                                                                                     =========         =========
                      Investment income -- net, to Common Shareholders............................        5.34%             5.26%*
                                                                                                     =========         =========
====================================================================================================================================
Ratios Based on       Expenses, net of reimbursement..............................................         .69%              .24%*
Total Average Net                                                                                    =========         =========
Assets:+++***         Total expenses..............................................................         .75%              .76%*
                                                                                                     =========         =========
                      Total investment income -- net..............................................        4.49%             5.00%*
                                                                                                     =========         =========
====================================================================================================================================
Ratios Based on       Dividends to Preferred Shareholders.........................................        3.16%             4.43%*
Average Net Assets                                                                                   =========         =========
Of Preferred Shares:
====================================================================================================================================
Supplemental          Net assets, net of Preferred Shares, end of period (in thousands)...........   $ 124,976         $ 132,351
Data:                                                                                                =========         =========
                      Preferred Shares outstanding, end of period (in thousands)..................   $  86,000         $  86,000
                                                                                                     =========         =========
                      Portfolio turnover..........................................................      108.45%            59.25%
                                                                                                     =========         =========
====================================================================================================================================
Leverage:             Asset coverage per $1,000...................................................   $   2,453         $   2,539
                                                                                                     =========         =========
====================================================================================================================================
Dividends             Series A -- Investment income -- net........................................   $     789         $     281
Per Share on                                                                                         =========         =========
Preferred Shares      Series B -- Investment income -- net........................................   $     793         $     277
                                                                                                     =========         =========
====================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
***   Does not reflect the effect of dividends to Preferred Shareholders.
+     Commencement of operations.
++    The Fund's Preferred Shares were issued on March 31, 1998.
+++   Includes Common and Preferred Shares average net assets.
@     Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund II (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund will determine and make available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MUF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as


                                    10 & 11

                             MuniHoldings Florida Insured Fund II, June 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses -- Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on July 1, 1999. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $123 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the year ended June 30, 1999, FAM earned fees of $1,212,392, of which $124,545 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or trustees of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1999 were $240,728,898 and $235,986,803, respectively.

Net realized gains (losses) for the year ended June 30, 1999 and net unrealized losses as of June 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                               Gains (Losses)          Losses
--------------------------------------------------------------------------------
Long-term investments ................          $   564,442         $(6,272,549)
Financial futures contracts ..........             (226,818)           (499,687)
                                                -----------         -----------
Total ................................          $   337,624         $(6,772,236)
                                                ===========         ===========
--------------------------------------------------------------------------------

As of June 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $6,272,549, of which $25,994 related to appreciated securities and $6,298,543 related to depreciated securities. The aggregate cost of investments at June 30, 1999 for Federal income tax purposes was $220,578,523.

4. Beneficial Interest Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding during the year ended June 30, 1999 remained constant and for the period February 25, 1998 to June 30, 1998, increased by 8,800,000 as a result of the initial offering and by 34,020 as a result of dividend reinvestments.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 1999 were as follows: Series A, 3.95%; and Series B, 3.60%.

Shares issued and outstanding during the year ended June 30, 1999 remained constant and for the period February 25, 1998 to June 30, 1998 increased by 3,440 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended June 30, 1999, MLPF&S earned $164,154 as commissions.

5. Subsequent Event:

On July 8, 1999, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.065777 per share, payable on July 29, 1999 to shareholders of record as of July 23, 1999.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
MuniHoldings Florida Insured Fund II:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings Florida Insured Fund II as of June 30, 1999, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period from February 25, 1998 (commencement of operations) to June 30, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings Florida Insured Fund II as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
August 6, 1999


                                    12 & 13

                             MuniHoldings Florida Insured Fund II, June 30, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Florida Insured Fund II during its taxable year ended June 30, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

-------------------------------------------------------------------------------------------
                                             Payable          Ordinary         Long-Term
                                               Date            Income        Capital Gains*
-------------------------------------------------------------------------------------------
Common Shareholders                          12/30/98        $  .020994       $  .004324
-------------------------------------------------------------------------------------------
Preferred Shareholders:      Series A        11/10/98        $    21.32       $     4.31
                                             11/17/98        $     3.13       $     0.72
                             --------------------------------------------------------------
                             Series B        11/12/98        $    21.26       $     4.31
                                             11/19/98        $     2.57       $     0.60
-------------------------------------------------------------------------------------------

*     The entire distribution is subject to the 20% tax rate.

      Please retain this information for your records.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of MuniHoldings Florida Insured Fund II, has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents:

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MUF


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Florida Insured Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

Muniholdings Florida
Insured Fund II
Box 9011
Princeton, NJ
08543-9011                                                    #HOLDFL II -- 6/99

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